Medizone International, Inc.
Investor Update – March 2, 2017


AsepticSure®

March 2, 2017 - 10:00 – 11:00 AM EST

Toll free for North America: 1-888 227 8942

Toll call outside North America: 1-303 223 4375

A recording of the call will be available from 3/2/17-3/9/17:
1-800-633-8284 Conference ID: 21847605

AsepticSure®

Safe Harbor Statement

This investor update contains forward looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Our actual results could differ materially from those projected in these forward-looking statements, which involve a number of risks and uncertainties, including global economic conditions generally, government regulation, manufacturing and marketing risks, adverse publicity risks, risks associated with our entry into the US and other markets, expansion and operations. The contents of this update should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in our most recent filings with the Securities and Exchange Commission.

Agenda

- Transition update
- Company overview
- The Problem – The Solution
- Commercial Strategy
- Financials
- Question & Answer
- Closing comments

Transition Update

- Leadership transition
- EMA Partners

Company Overview

- Medizone International (OTCBB:MZEI) (OTCQB:MZEI)
  - Company formed in 1986 to develop treatments for lipid enveloped virus like Hepatitis B & C and HIV/AIDS
  - Strategic shift in 2007 to develop a hospital disinfectant system capable of addressing the "silent epidemic" of hospital acquired infection
  - Recorded sales in key global markets while preparing for US market entry

- AsepticSure® is well positioned to become the one and only solution capable of breaking the hospital acquired infection cycle
  - EPA registered disinfectant system. US regulatory confirmation of disinfectant claims
  - Potential for significant cost reduction in managing the current cycle of infection

- Intellectual Property
  - Broad patent portfolio in the US, Canada, Europe, Mexico and China

- Strategic Intent
  - Demonstrate market acceptance and superior performance in the US market
  - Seek global strategic partner for co-commercialization opportunities

The Problem

Recurrent hospital acquired infection is a significant burden to society

- ~500,000 deaths globally due to largely preventable hospital acquired infections
- Existing cleaning processes and technologies are inadequate
- Financial impact is significant (in the US $25,000+ per HAI and 1% Medicare penalty)

<u>The Fundamental Challenge</u>

Bacterial regrowth is the root of the problem[1]

- Traditional cleaning methods are not sufficient[1]
- Without total kill (6 log), bacterial regrowth occurs
- Regrowth can occur within hours of traditional cleaning

The Sick Room Syndrome is the result[2]

- Significant increase in risk of acquiring an HAI if previous room occupant was infected


RELATIVE RISK OF PATHOGEN ACQUISITION
IF PRIOR ROOM OCCUPANT INFECTED
MRSA (Huang S, 2006)
VRE* (Drees M, 2008)
VRE (Huang S, 2006)
MDR Pseudomonas (Nseir S, 2011)
VRE^ (Drees M, 2008)
C. diff (Shaughnessy M, 2011)
MDR Acinetobacter (Nseir S, 2011)
0
0.5
1
1.5
2
2.5
3
3.5
4
* Prior room occupant infected; ^Any room occupant in prior 2 weeks infected

1. H. H. Attaway 3rd, S. Fairey, L. L. Steed, C. D. Salgado, H. T. Michels and M. G. Schmidt, "Intrinsic bacterial burden associated with intensive care unit hospital beds: effects of disinfection on population recovery and mitigation of potential infection risk," American Journal of Infection Control, vol. 40, no. 10, pp. 907-912, 2012.
2. A) Otter JA, Yezli S, French GL. The role played by contaminated surfaces in the transmission of nosocomial pathogens. Infect Control Hosp Epidemiol 2011; 32: 687-699. B) Hamel M, Zoutman D, O'Callaghan C. Exposure to hospital roommates as a risk factor for health care–associated infection. Am J Infect Contr 2010;38:173-181.

Current technologies have limited impact

Standard cleaning

- Time consuming, labor intensive and costly
- Proven ineffective and inconsistent



UV Technology

- Shadow effect impacts efficacy
- Lack of regulatory approved efficacy claims



6%
25%
100%
0.1%
C 27"
B 18"
A 9"
DISTANCE FROM UV LIGHT SOURCE
UV LIGHT SOURCE

Hydrogen Peroxide Technology

- High concentrations (30-35%) needed to achieve necessary kill rates
- Harmful to electronics and room content (paint, carpet, drapes, etc.)[1]

Ozone Technology

- High levels (500+ PPM) needed to achieve necessary kill rates
- Significant time to generate high levels and discharge upon completion

1. "Paint used on the walls of one of the HPV units showed some incompatibility with the process" Clin Infect Dis (2012) 56 (1): 27-35

The Solution

The AsepticSure System

The Science of Synergy

$$O_3 + H_2O_2 = H_2O_3$$

>6 log_{10} Kill

Ward Ready, User Friendly



AsepticSure

EPA validated disinfectant process. The system was able to produce consistent kill rates across 160 runs using a nominal 1.4% Hydrogen peroxide mixture combined with 80 ppm of Ozone.

Am J Infect Control 2011;39:873-879 - Effectiveness of a novel ozone-based system for the rapid high-level disinfection of health care spaces and surfaces

The AsepticSure Difference

1) EPA registered disinfectant system
2) Combination of ozone gas and hydrogen peroxide vapor produces unique free radicals with higher oxidative potential than either ozone or peroxide alone and hence, are far more biocidal
   - Hospital spaces and other public facilities can effectively and reliably be disinfected to sterilization standard (greater than 6 log reduction) with less than 90 minutes TAT
   - The reduced concentration of gases used renders AsepticSure harmless to the environment, electronic equipment, paint and treatment surfaces
   - Lethal (>6 log kill/99.9999%)to all pathogens including spores on all surfaces, fabrics and carpets[1]
   - No lingering environmental issue affecting patient or staff health after room is disinfected (>6 log kill/99.9999%)

1. Am J Infect Control 2011;39:873-879: Effectiveness of a novel ozone-based system for the rapid high-level disinfection of health care spaces and surfaces

AsepticSure: Proven in the Real-World

"Resetting the room to zero" in the real world[1]

MRSA and C. Difficile outbreaks in two Canadian hospitals[2]

Initial 6 months without an infection. Efficacy continued for 12 months total



MRSA outbreak in Belleville Hospital (Canada)
Normal rate
Outbreak
AsepticSure
MRSA
UCL
CL
0.000
Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14
Date/Time/Period

Note: Real case on Sills Ward of Bellville General Hospital in Bellville, Ontario, Canada
Source: Dick Zoutman et al, Positive impacts of a new ozone and peroxide vapour system to desinfect patient rooms during an MRSA outbreak, IPAC Poster



C. Difficile outbreak in Trenton Memorial Hospital (Canada)
Average rate
Outbreak
AsepticSure
Tasa de C. Difficile (X1000 días-paciente)
Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15

Note: Real case that ocurred on the Trenton Memorial Hospital in Belleville, Ontario, Canada
Dick Zoutman et al. Time, Cost Efficiency, and Effectiveness of A Novel Ozone-Hydrogen Peroxide Vapour Automated Room Desinfection System (ARDS) During a Clostridium difficile Outbreak on an Acute Medical Unit, IPAC Poster.

1. Chairman of the Infection Control Committee at Belleville General Hospital: AsepticSure amounted to "resetting the room to zero"
2. Canadian Infection Prevention And Control conference (IPAC- May 2014)

Commercial Strategy

Strategic Intent: Break the cycle of hospital acquired infections with AsepticSure

Commercial Priorities:

1) Regulatory Approval
   - Continue to secure regulatory approvals key markets
2) Manufacturing
   - Implement operational framework with 3rd party to scale build out based on commercial uptake
   - Ongoing research and development to enhance performance
   - Expand technical support with world wide reach using AsepticSure software
3) Commercial Execution
   - Demonstrate market acceptance and superior performance in the US market in order to accelerate global demand
   - Seek global strategic partner for co-commercialization opportunities
4) Intellectual Property
   - Continue to secure additional IP in key indications for use and global markets

1) Regulatory Approval

Regulatory Status

- Approvals: United States (EPA), Canada, New Zealand and Chile
- Seeking approvals in priority ex-North American markets: (1) Europe (2) South/Central America (Argentina, Brazil) (3) Australia and (4) Asia (China, Malaysia)

Intellectual Property

- Healthcare Facility Disinfecting System Patents:
  - United States, Canada, China, Europe, Singapore, Mexico
- Bio-terrorism Counteraction Patents:
  - United States, Europe

2) Manufacturing

- Contract manufacturing support established with **Cogmedix**
  - Current FDA and EPA registered manufacturer
  - Establishment registration number has been received by EPA
  - Prepared to manufacture AsepticSure Generation III systems

- Current inventory of AsepticSure systems
  - Distributors:
    - Canada: 2 systems
    - South America: 3 systems
    - Saudi Arabia: 2 systems
    - New Zealand: 1 system
  - Medizone: 5 systems (prepped for US market), 2 systems (R&D)

- Ongoing R&D to enhance performance and user experience
  - New support cart for ease of transport within hospital
  - Remote-Cloud based operational and technical support

3) Commercial Execution

- Product positioning
- Marketing and sales process
- Technical support and customer service

Product Positioning: AsepticSure

- <u>Segmentation</u> – United States:
  - Primary channels:
    - Hospitals: (A) Top 100 Integrated Delivery Systems (hospital systems) (B) Top hospitals on CMS Medicare (1%) penalty list
    - Hospital service-support cleaning companies
  - Secondary channels:
    - Veterans Administration facilities
    - Laboratories and surgery centers
    - Step down facilities and long-term care
    - Stem cell cancer treatment centers
  - Ex-United States:
    - Academic centers and Private health systems

- <u>Differentiation</u> - The one and only solution capable of breaking the infection cycle[1,2]
  a) EPA registered disinfectant system
  b) A fully integrated, non-disruptive solution proven technology to disinfect to the sterilization standard (6 log reduction)
  c) Potential for significant cost reduction in managing the current cycle of infection

1. Am J Infect Control 2011;39:873-879: Effectiveness of a novel ozone-based system for the rapid high-level disinfection of health care spaces and surfaces 2. Canadian Infection Prevention And Control conference (IPAC- May 2014)

Marketing and Sales Process

- Key Hospital Targets:
  - Top 100 integrated delivery systems (IDNs)
  - Top hospitals on CMS Medicare (1%) penalty list

- Resources:
  - Utilize existing media content, AJIC study, and promotional material
  - Additional materials and website updates are in development

- Lead generation:
  - Leverage existing relationships developed by the Medizone team
  - Utilization of key suppliers as “commissioned” lead generators
  - Investor/shareholder relationships to support leads
  - Trade show attendance
  - Social media and traditional media outreach

Marketing and Sales Process con't

- Targeted implementation of ***Product Evaluation Program*** (PEP)
  - Place instrument, consumables and service/support
  - Post 3-6 month demonstration, transition to purchase contract
  - Publish results
  - Expand key opinion leader network through PEP successes

- Ongoing process:
  - Sales-Contract implementation
  - Instrument purchase and annual service agreement
    - Includes on-site training and in-service
    - As needed technical support and annual on-site service
  - Identify effective sales channels/distribution to accelerate growth

Technical Support and Customer Service

- Medizone team in Canada can handle initial product sales
  - Hospital on-site training and support program to address most customers
  - Most technical support issues can be handled remotely
  - Dispatch support to customer as needed
- Options to scale technical support and customer service:
  1) Success based expansion with placement of local technical support near major customers
  2) Contract for 3rd party service and support

4) Intellectual Property

- Canada: Patent No. 2735739 – Healthcare Facility Disinfection Process and System with Oxygen/Ozone (Nov. 2011)
- United States: Patent No. 8,551,399 – Healthcare Facility Disinfecting System (Oct 2013). Patent No. 8,636,951 – Bio-terrorism Counteraction Using Ozone and Hydrogen Peroxide (Jan 2014)
- Europe: Patent No. 252583B - Bio-Terrorism Counter Measures Using Ozone and Hydrogen Peroxide (June 2016). Healthcare Facility Disinfection System (Aug 2016)
- China: Patent No. ZL 201080030657.2 - Healthcare Facility Disinfection System (Nov 2015)
- Singapore: Patent No.176977 – Healthcare Facility Disinfecting Process and System With Oxygen/Ozone Mixture (Feb 2013)
- Mexico: Patent – Healthcare Facility Disinfecting Process and System With Oxygen/Ozone Mixture (Nov 2016)

Financials

Prior budgets supported through exempt private placements of equity

<u>Secure Near Term Financing</u>

- Continue with private equity offerings in the next 3-6 months
- Additional potential options:
  a) Preferred stock
  b) Debt offering
  c) Advance payment for "field of use" (market segment or geography) commitments
  d) Strategic partnerships

Question and Answer

- Questions submitted to investor relations
- Operator assisted during the call

Summary and Closing Comments

- Hospital acquired infection presents a significant global health challenge
- AsepticSure is well positioned to become the one and only solution capable of breaking the hospital acquired infection cycle
- Medizone is continuing to expand the commercial capabilities necessary to deliver on the opportunities in the marketplace

The AsepticSure System

The Science of Synergy

$O_3 + H_2O_2 = H_2O_3$

$>6 \log_{10}$ Kill

Ward Ready, User Friendly

